Exhibit 99.1

P R E C I S I O N O N C O L O G Y F O R T H E R A P I E S O F T O M O R R O W Aptose Corporate Presentation NASDAQ: APTO TSX: APS J u l y 2 0 2 2

Disclosure 2 This presentation does not, and is not intended to, constitute or form part of, and should not be construed as, an offer or invitation for the sale or purchase of, or a solicitation of an offer to purchase, subscribe for or otherwise acquire, any securities, businesses and/or assets of any entity, nor shall it or any part of it be relied upon in connection with or act as any inducement to enter into any contract or commitment or investment decision whatsoever. This presentation contains forward - looking statements , which reflect APTOSE Biosciences Inc.’s (the “Company”) current expectations, estimates and projections regarding future events, including statements relating to our business strategy, our clinical development plans, our ability to obtain the substantial capital we require, our plans to secure strategic partnerships and to build our pipeline, our clinical trials and their projected timeline, the efficacy and toxicity of our product candidates, potential new intellectual property, our plans, objectives, expectations and intentions; and other statements including words such as “anticipate”, “contemplate”, “continue”, “believe”, “plan”, “estimate”, “expect”, “intend”, “will”, “should”, “may”, and other similar expressions. Such statements constitute forward - looking statements within the meaning of securities laws. Although the Company believes that the views reflected in these forward - looking statements are reasonable, such statements involve significant risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making these forward - looking statements, and actual results may differ materially from those statements. Those factors and risks include, but are not limited to, our ability to raise the funds necessary to continue our operations, changing market conditions, the successful and timely completion of our clinical studies including delays, the demonstration of safety and efficacy of our drug candidates, our ability to recruit patients, the establishment and maintenance of corporate alliances, the market potential of our product candidates, the impact of competitive products and pricing, new product development, changes in laws and regulations, uncertainties related to the regulatory approval process and other risks detailed from time to time in the Company’s ongoing quarterly filings and annual reports. Forward - looking statements contained in this document represent views only as of the date hereof and are presented for the purpose of assisting potential investors in understanding the Company’s business, and may not be appropriate for other purposes. The Company does not undertake to update any forward - looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation. Investors should read the Company’s continuous disclosure documents available at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml , especially the risk factors detailed therein.

Aptose Biosciences (NASDAQ: APTO) 3 Building a pipeline of “Best in Class” targeted therapies to serve cancer patients with hematologic malignancies • Precision therapeutics designed to provide single agent efficacy and to be used in combination with conventional anti - cancer therapies and other targeted therapies • Targeting key drivers of disease in cancer cells without overlapping toxicities to provide efficacy with safety to improve the quality of life for cancer patients Investor highlights • Experienced leadership team with deep expertise in kinase inhibitors & orphan hematologic diseases • Clinical stage oncology company with two highly differentiated myeloid kinase inhibitors HM43239 lead precision medicine as primary value driver o Safely achieved single agent efficacy o Multiple complete responses (CR); response rates up to 40%+ o Profile supports single agent accelerated path ; clinical development progressing to combination therapy o Positioned to become a preferred agent for broad commercial use • Value - driving clinical updates and milestones through 2022 and 2023 • Value potential: Market Cap. $75M, $294M June 2021; 52 - Week range: high $3.13, low $0.73

Aptose Biosciences: Clinical Stage Pipeline of Differentiated Myeloid Kinase Inhibitors

HM43239 oral myeloid kinase inhibitor clinically validated for R/R AML patients

Clinically Safe & Effective	**25-44% ORR** in Phase 1/2 Trial with **CRs in diverse & difficult to treat R/R AML patients**
Near-term Value Creation	Expansion Trials begin 2022 as passage into Registrational Studies planned for 2023
Orphan and **Fast Track**	Designations earned with impressive clinical responses across AML populations
Broad Market Opportunities	Across R/R and front line, fit and unfit, induction and maintenance therapies

LUXEPTINIB (CG-806) dual lymphoid and myeloid kinase inhibitor

High Value Targets	B-cell cancers, AML/MDS and inflammation: BTK, FLT3, LCK, LYN, Others
Activity in Ill Patients	Difficult to treat R/R B-cell lymphoma/CLL and R/R AML patients
Improved Formulation	G3 formulation being explored to reduce drug substance and increase plasma exposure

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APTOSE BIOSCIENCES

Aptose Leadership Team : Multifaceted Expertise in Therapeutic Development William G. Rice, PhD Chairman, President & Chief Executive Officer Philippe Ledru Sr. VP & Chief Commercial Officer Rafael Bejar, MD, PhD Sr. VP & Chief Medical Officer Fletcher Payne Sr. VP & Chief Financial Officer 5

Aptose SAB : Distinguished Opinion Leaders with Deep Oncology Expertise 6 Brian J. Druker, MD Pioneer in the field of precision medicine Key Role in development of Gleevec - the first targeted kinase inhibitor for cancer Member, National Academy of Medicine, National Academy of Sciences & American Academy of Arts & Sciences Winner of Karnofsky Award, Lasker Award, Japan Prize in Healthcare and Medical Technology, Tang Prize in Biopharmaceutical Science, Sjöberg Prize Leader of Inter - institutional Beat AML Initiative Michael Andreeff, MD, PhD Renowned hematology specialist Professor of Medicine Paul and Mary Haas Chair in Genetics Chief, Section of Molecular Hematology and Therapy MD Anderson Cancer Center Expert in AML and other hematologic malignancies Expert in drug resistance and drug mechanisms Daniel Von Hoff, MD, FACP Former President of AACR Board Member of ASCO Former Presidential Cancer Advisory Board Physician in Chief, TGen Medical Director of Research for McKesson Specialty Health Chief Scientific Officer for US Oncology Research Professor of Medicine, Mayo Clinic Scottsdale

7 HM43239 “239” Ora l , Da i l y, Mye l o i d K i na se I nhi b i tor

AML in the US: Estimated 20,240 new cases and 11,400 deaths in 2021
Continued Unmet Need for More Effective and Safe Therapies

Epidemiology	US (2021)	EU5 (2020)	Japan (2021)	China (2020)
Leukemia Incidence[3]	61,090[1]	51,820[3]	14,600[7]	85,400
AML Incidence	**20,240[2]**	16,580[3a]	6,570[7c]	31,430[3b]
5-Year Prevalence (Leukemia) (2020)[3]	187,560	152,230	41,280	241,750
Mortality (Leukemia)	**11,400 (AML)[2]**	31,690	8,700[7]	61,690



Deadly and heterogeneous cancer with 5-year survival rate at diagnosis of approx. 29%

Relapsed AML patients have a median life expectancy of < 6 months[*] with approved therapies

Need more effective & better tolerated targeted agents

- **DURABILITY** to achieve **lasting remissions** and **extend meaningful/quality life**
- **SAFETY** for **maintenance / MRD+ therapy** and for drug **combination therapy**
- **BREADTH** to **better treat** R/R AML patients and **overcome resistance** to current agents

Safe and effective agents expected to expand AML market and command significant market share

Sources: 1. SEER 2021 Leukemia; 2. SEER 2021 AML; 3. The Global Cancer Observatory (GLOBOCAN) - IACR (2020) - Projections; 4. Chihara et al. Br J Haematol. 2014; 5. Chen et al. J Hematol Oncol. 2010; 21; 6. Cancer.net; 7. Ganjoho Cancer Statistics in Japan 2021
*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7486485/ *https://www.frontiersin.org/articles/10.3389/fonc.2021.649209/full

[a]EU5 incidence calculated by applying 32% (AML) on leukemia to obtain incidence of AML[4] [b]In China, AML accounted for ~36.8% of all leukemias[5] [c]In Japan, AML accounted for ~45% of all leukemias in 2008[6]

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HM43239 Effective and Well Tolerated Targeted Agent Proven Broad Clinical Activity in AML Patients to Treat Significant Unmet Needs HM43239 AML Kinase Inhibitor Single Agent CRs CR and No DLT at 3 dose levels Broad Therapeutic Window No drug - related SAE, QTc toxicities, or CK increases Validated AML Targets SYK, FLT3 WT/MUT , JAK1/2, cKIT MUT Accelerated Paths to Market in R/R Disease ORR 43% in FLT3 MUT R/R AML CRs in patients failed prior FLT3i ORR 25% in TP53 MUT R/R AML Harboring adverse mutations Broad Market Potential R/R, 1L, Maintenance/MRD+/Combination 9

Emerging Clinical Data Support HM43239 as Potential Superior Therapy 10

HM43239 Phase 1/2 Study in R/R AML: Ongoing Dose Escalation & Dose Exploration 11 PART A : DOSE ESCALATION PART B : DOSE EXPLORATION Cohort 6 200 mg QD Ongoing Cohort 5 160 mg QD Completed Cohort 4 120 mg QD Completed Cohort 3 80 mg QD Completed Cohort 2 40 mg QD Completed Cohort 1 20 mg QD Completed 160 mg QD 9 Treated → 20 Planned 80 mg QD 20 Treated 120 mg QD Dose Exploration continues across several cohorts: currently enrolling patients at 120 mg and 160 mg dose levels and plan to explore 40 mg dose level Favorable safety profile: No drug related SAE or death and no observed relation between delta - QTc throughout the trial. And no DLT through 160 mg dose level. CRc 12 Treated → 20 Planned CRc CRc DLT DLT DLT Data as of July 14, 2022

HM43239 Safety and Efficacy Data Revealed a Broad Therapeutic Window as a Single Agent in R/R AML Patients 12 CONFIDETIAL • Safety Profile Favorable to Date ― No drug related SAE, deaths, or AE of elevated CK (creatine kinase) ― No drug related AE of QT prolongation – No observed relation between  QTc and dose ― No DLT up to 160 mg and one DLT of muscle weakness (not rhabdomyolysis) at 200 mg • Demonstrated Efficacy Across a Diverse Set of R/R AML Patients — CRc in AML with Adverse Mutations (FLT3 WT ) incl. TP53 - Mutant and Complex Karyotype) — CRc in FLT3 - Mutant AML (Fast Track) incl. Prior Failure of Other FLT3 Inhibitors • Identified a Broad Therapeutic Window ― Safely achieved efficacy at 3 separate dose levels (80 mg, 120 mg, 160 mg) with no DLT ― Demonstrated broad therapeutic range across safe dose levels ― Safety profile supports combination therapy with other agents Data as of July 14, 2022

HM43239 Diversity of R/R AML Patients Who Achieved a Clinical Response to Date in Phase 1/2 Study


Important Mutations
Treatment
FLT3 mutation
Patient ID
IDH2 SRSF2
80 mg
WT
S2216
CRi
CR
CRi
HSCT/Remain Alive
NPM1 DNMT3A
80 mg
ITD
S2212
Refractory
CRi
CR
HSCT/Remain Alive
NRAS RUNX1
80 mg
ITD
S2211
CRi
HSCT/Remain Alive
TP53
80 mg
WT
S2203
CRi
CRp
CR
PD
Remain Alive
RUNX1 SF3B1 RB1
80 mg
TKD*
S1301
CR
NE
HSCT/Remain Alive
MLL-PTD RUNX1
120 mg
ITD*
S2220
CRi
PD
HSCT/Remain Alive
KRAS NPM1 DNMT3A PTPN11
120 mg
ITD*
S1408
PR
Refractory
Remain Alive
NRAS BCOR U2AF1 SETBP1
160 mg
WT
S2601
CRp
Ongoing
Death
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Duration of Treatment in Cycle

Abbreviation: CR, complete response; CRi, complete response with incomplete hematologic recovery; CRp, complete response with incomplete platelet recovery; HSCT, hematopoietic stem cell transplantation; NE, not evaluable; PD, progressive disease; PR, partial remission.
Note: 'Ongoing' means treatment is still ongoing; 'Remain Alive' indicates patients' status in follow-up after treatment termination; The right arrow at the end of horizontal bar indicates patients are still on study, whereas without the right arrow indicates patients discontinued from study.
Note: Each response assessed at a regular visit is considered to have started 1 cycle before the assessment; however the start of the response is considered the integer part of (study day/28) if the response occurred at the End of Treatment visit.

*Indicates patients who received prior FLT3 inhibitors, including gilteritinib and/or midostaurin.

Data as of July 14, 2022

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HM43239 AML Patients with Best Clinical Responses to Date
Observed 7 CRc and 1 PR in Diverse and Challenging Patient Populations

R/R AML

FLT3 Mutated					FLT3 Un-mutated		
FLT3-ITD	FLT3-ITD	FLT3-D835V Prior Mido/Gilt	FLT3-ITD Prior Mido	FLT3-ITD Prior Mido/Gilt	FLT3-WT	FLT3-WT	FLT3-WT
Normal Cytogenetics	Normal Cytogenetics	Normal Cytogenetics	Normal Cytogenetics	Normal Cytogenetics	Abnormal Cytogenetics	Abnormal Cytogenetics	Normal Cytogenetics
NPM1 DNMT3A	NRAS RUNX1	RUNX1, SF3B1, RB1	MLL-PTD RUNX1	KRAS NPM1 DNMT3A PTPN11	TP53	IDH2, SRSF2	NRAS BCOR U2AF1 SETBP1
CRi	CR	CR	CRi	PR	CR	CR	CRi
80mg	80mg	80mg	120mg	120mg	80mg	80mg	160mg
HSCT	HSCT	HSCT	HSCT	4 Cycles	14 Cycles	HSCT	

Data as of July 14, 2022

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HM43239 Overall Response Rate (CRc + PR)
7 CRc and 1 PR to Date in Phase 1 as a Single Agent in R/R AML Patients

Mutation Status	All Patients			Evaluable Patients		
	N = 45 Patients	Number Responders	Response Rate	N = 41 Patients	Number Responders	Response Rate
FLT3+	20	5	25%	19	5	26.3%
FLT3+ with prior FLT3i	**7**	**3**	**42.9%**	**7**	**3**	**42.9%**
FLT3-WT	25	3	12%	22	3	13.6%
TP53+	**4**	**1**	**25%**	**3**	**1**	**33.3%**

Overall Response Rate for "All Patients" and "Evaluable Patients" Receiving ≥ 80mg HM43239

- Findings represent a snapshot in time: The reported safety, tolerability, PK, PD and efficacy findings reported herein represent the data available may change as additional patients are assessed and more data are collected.
- "Evaluable Patients" removes those non-evaluable patients who did not have a response evaluation and had no other evidence indicating refractory disease in the peripheral blood.
- Most CRc patients went to HSCT and cannot be evaluated for transfusion independence assessment.

Abbreviation: CR, complete remission; CRc, composite complete remission; CRp, complete remission with incomplete platelet recovery; CRi, complete remission with incomplete hematological recovery; PR, partial remission.
Note: efficacy evaluable patients include all patients with at least 80% drug compliance during Cycle 1 or who had reported a DLT during Cycle 1, and who reported relevant data for efficacy interpretation such as bone marrow assessment, CBC counts, reason for treatment termination.
[1] Overall response includes CRc and PR.
[2] CRc includes CR, CRh, CRp and CRi.
[3] The reported prior FLT3 inhibitors include gilteritinib, midostaurin and sorafenib.

Data as of July 14, 2022

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HM43239 Potential for Accelerated Path Supported by Expansion & Registration Trials

Current Dose Escalation/Dose Exploration Phase 1/2 Trial in R/R AML Patients

- Continue **Exploration of Molecular Subgroups (Genotypes)** for **Potential Fast Track Designations**
  - Expect Continued Dose Exploration at 120 mg and 160 mg to **Deliver Rolling News Flow**
- Selected **3 Expansion Doses** (80 mg, 120 mg, 160 mg) and **Patient Populations** for Expansion Trials

Transitioning to Expansion Trials in AML Patients as Run-up to Registrational Trials

- **120 mg** planned as **Primary** Single Agent Expansion Dose with **80 mg** and **160 mg** as Bracketing Doses
- **FLT3 Mutated R/R AML Expansions** (**Fast Track Designation**), including Prior FLT3i Failure
  - Plan Single Agent to begin 2H2022 and Combination (239+Ven) to begin 1H2023
- **FLT3-Unmutated R/R AML Expansions** (with Adverse Mutations), including TP53-Mutated
  - Plan Single Agent to begin 2H2022 and Combination (239+Ven) to begin 1H2023
- **Registrational Trial(s)** planned to begin 2H2023 via segue from Expansions

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APTOSE BIOSCIENCES

HM43239 Global Dose Expansion Trial Planned to Support Phase 2 Registrational Trials for Accelerated Approval and Drug Combination Trials for Broad Commercialization

Expansion Trials 2022-2023

HM43239 Single Agent

FLT3-Mutated Cohort:
- Prior FLT3i
- FLT3i naïve

12-16 patient data to justify

FLT3-Unmutated Cohort:
- $TP53^{MUT}$/Complex Karyotype
- Other

HM43239 + Venetoclax Combo

FLT3-Mutated Cohort

FLT3-Unmutated Cohort

Registrational Single Agent Trials Planned to Begin in 2023 if Data from Expansion Trial Support

Registrational Phase 2 study – Single Agent
$FLT3^{MUT}$ R/R AML with prior FLT3i therapy

Registrational Phase 2 study – Single Agent
$TP53^{MUT}$ R/R AML, Complex Karyotype, or Other Group

Accelerated Approval and Marketing

Drug Combination Trial to Support Usage of 239 with Other Agents in AML Populations

Combo Phase 2-3 Randomized Study
1L unfit AML: HMA/VEN vs. 239/HMA/VEN + maint
1L fit AML, FLT3-WT: Chemo vs. 239/Chemo + maint

Combo Phase 2 Randomized Study
R/R AML in 2L, FLT3 mutant – 239 vs. 239/VEN vs. GILT

- **Single agent Expansion studies** designed to collect data on a small number of patients in "high need" groups and segue into Ph 2 Registrational Trial(s)
- **Combination Expansion studies** designed to illustrate safety and efficacy of 239 with venetoclax and segue into Phase 2-3 randomized studies and demonstrate 239 can be the preferred agent for combination therapy

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APTOSE BIOSCIENCES

Clinical Development Plan Sets the Stage for Broad Commercial Success 18

HM43239: Safely Delivers Clinical CRs in AML Patients with Diverse Mutations
Broad Commercial Potential Unlike Any Other Targeted Agent for AML



HM43239
Myeloid Targets
SYK
JAK1/2
cKIT MUT
FLT3 WT/MUT
NPM1-Mutated AML
MLL-Mutated AML
IDH-Mutated AML
TP53-Mutated AML
RUNX1-Mutated AML
DNMT3A-Mutated AML
FLT3-Mutated AML
RAS-Mutated AML

Suppression of a constellation of validated myeloid kinases by HM43239 safely delivers deep clinical responses in a broad array of AML genotypes

↓

Broad Commercial Potential

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APTOSE BIOSCIENCES

HM43239 TPP : Safe, Oral, Daily, Targeted Agent for Diverse AML Patients 20 Proven Broad Clinical Activity to Deliver Complete Remissions (CRs) in Diverse R/R AML Patients • Genetic diversity (FLT3, TP53, NRAS, KRAS, IDH1, IDH2, MLL, NPM1, PTPN11, DNMT3A, RUNX1, etc.) • FLT3 - unmutated (with complex karyotype and adverse mutations, incl. TP53 MUT ) • FLT3 - mutated (incl. prior failure by other FLT3i) • Three dose levels rendering CR with no DLT Developing as Single Agent (For Accelerated Approval) • FLT3 - Mutant R/R AML Failed Prior FLT3i | Fast Track Designation Awarded in FLT3 Mutated Patients • TP53 - Mutant AML / Complex Karyotype | Potential for Fast Track Designation if Data Continue to Support Developing in Combination with Venetoclax - /+ HMA • Global Phase 2 - 3 Randomized Drug Combination Trials in Earlier Lines of Therapy Efficacy with Strong Safety Profile Suggests Preferred Agent for Broad Commercial Usage • R/R Therapy in FLT3+/ - • Combination Therapy • 1L Therapy in Fit/Unfit and FLT3+/ - • Maintenance / MRD(+) Therapy

HM43239 Potential Commercial Opportunity in the AML Market

AML Patient Population Segment	Estimated Treatable Population with HM43239	Estimated Median Duration of Treatment	Estimated Peak Market Share (%)	US Sales Potential (2035) - USD
FLT3(+) RR AML / Prior FLT3i (Gilt)	~ 400	3 months	60%	**~$25 mil**
FLT3(+) RR AML / No Prior FLT3i	~ 1,500	3 months	50%	**~$185 mil**
FLT3(WT) RR AML*	~ 1,500	7 months	60%	**~$55 mil**
FLT3(+) 1L AML Unfit	~1,600	9 months	65%	**~$160 mil**
FLT3(WT) 1L AML* Fit	~ 5,000	10 months	45%	**~$420 mil**
FLT3(+/WT) Maintenance / MRD(+)	~5,000	Continuous	65%	**~$450 mil**

- The global AML market is experiencing strong growth and is predicted to grow to > $1.8 billion in 2026 Acute Myeloid Leukemia Global Market Report 2022
- Effective and safe agents have the potential to expand the market further

* Population with IDH1&2-WT and either NPM1 and/or Chromatin mutations representing ~50% of the AML patient population. This segment excludes FLT3 and/or IDH1/2 mutant patients.

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Targets Constellation of Kinases Important in AML • Potent inhibitor of myeloid kinases SYK, FLT3 WT/MUT , JAK1/2 and mutant forms of c - KIT associated with transformation and resistance • Potential to treat genetically defined AML patients across multiple lines of therapy & populations • Safety & efficacy foretell significant market potential for R/R, 1L, FLT3 - /+, Fit/Unfit AML populations HM43239 Clinically Validated, Once Daily, Oral Myeloid Kinase Inhibitor Confidence of Clinical Investigators and KOLs Program Goals Supporting Rapid Development • Explore Molecular Subgroups for Potential Fast Track Designations • Single Agent Expansion Trial (239) planned 2H2022 • Combo Expansion Trial ( 239+Ven) planned 2H2022 • Registrational Ph2 study(ies) planned 2023 from Expansions • Broad commercialization goals supported by clinical development in diverse patient populations Clinical Validation Supports Path of Rapid Development for Breadth of AML Patients • FLT3 - Mutated Patients 22 — CRc in patients who failed prior FLT3 inhibitors (midostaurin and gilteritinib) — CRc in patients with ITD and TKD mutated FLT3 — FDA Fast Track received for FLT3 MUT R/R AML • FLT3 - Unmutated Patients — CRc in patients harboring diverse mutations : NPM 1 , DNMT 3 A, N/KRAS, MLL, TP 53 , IDH 2 , U 2 AF 1 , RUNX 1 , Others • Broad Therapeutic Window — Well tolerated across three active & safe doses • Preferred Agent Profile for Combination Therapy

HM43239 Potential Timelines of Value Driving Milestones



2022
2023
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Today
EC
EC
EC
EC
EC
EC
Initiate SA & Combo Exp.Trial
EOP1 Meeting
Initiate Registrational P2 Trial
Ph 1/2 Dose Escalation & Exploration Trial
ASH 2022
Data Readout for Dose Esc/Exp
Dose Expansion Data Update
– SA/Combo & FLT3-/+
Ph 2 Registrational Trial Single Agent in FLT3+ with Prior FLT3i
Ph 2 Registrational Trial Single Agent in TP53^{MUT}
Ph 1/2 Dose Expansion Trial (FLT3-/+ and SA/239+VenCombo)
EHA 2023
• Data Readout for SA & Combo Dose Expansion Trial
– FLT3-WT & FLT3+
– FLT3+ with prior FLT3i therapy
– TP53 mutant patients
• Announce plans for Registration Single Agent study
• Announce plans for 1L triplet Phase I/II in unfit AML (all genotypes)
• Describe post-CR maintenance study
ASH 2023
• Data Readout for SA & Combo Dose Expansion Trial
• Update Registrational Single Agent study in FT3-mut with prior FLT3i
• Report genomic associations with response/resistance
• Announce plans for randomized Ph 2 239+Ven Combo study in R/R AML
• Announce plans for follow-on front-line triplet randomized study

23

Aptose Biosciences (NASDAQ: APTO) 24 Building a pipeline of “Best in Class” targeted therapies to serve cancer patients with hematologic malignancies • Precision therapeutics designed to provide single agent efficacy and to be used in combination with conventional anti - cancer therapies and other targeted therapies • Targeting key drivers of disease in cancer cells without overlapping toxicities to provide efficacy with safety to improve the quality of life for cancer patients Investor highlights • Experienced leadership team with deep expertise in kinase inhibitors & orphan hematologic diseases • Clinical stage oncology company with two highly differentiated myeloid kinase inhibitors HM43239 lead precision medicine as primary value driver o Safely achieved single agent efficacy o Multiple complete responses (CR); response rates up to 40%+ o Profile supports single agent accelerated path ; clinical development progressing to combination therapy o Positioned to become a preferred agent for broad commercial use • Value - driving clinical updates and milestones through 2022 and 2023 • Value potential: Market Cap. $75M, $294M June 2021; 52 - Week range: high $3.13, low $0.73

P R E C I S I O N O N C O L O G Y F O R T H E R A P I E S O F T O M O R R O W We thank our partners, investigators, and investors for helping us bring novel drugs to patients with the greatest need.